Prospectus Supplement	228763 10/05

dated October 21, 2005 to:

PUTNAM MID CAP VALUE FUND

Prospectuses dated August 30, 2005

The information under the sub-heading “Investment management teams” in the section “Who manages the fund?” is supplemented to reflect that the members of the Small- and Mid-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now James Polk (Portfolio Leader) and Edward Shadek (Portfolio Leader).